Fourth Quarter 2018   Investor Presentation   February 13, 2019

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Safe Harbor Notice   Forward-Looking Statements   This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking   statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use   of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those   terms. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, changes in interest   rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities (“MBS”) and other securities for purchase; the availability of   financing and, if available, the terms of any financing; changes in the market value of our assets; changes in business conditions and the general economy; our ability to   grow our commercial real estate business; our ability to grow our residential credit business; our ability to grow our middle market lending business; credit risks related to   our investments in credit risk transfer securities, residential mortgage-backed securities and related residential mortgage credit assets, commercial real estate assets and   corporate debt; risks related to investments in mortgage servicing rights; our ability to consummate any contemplated investment opportunities; changes in government   regulations or policy affecting our business; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; and our ability to maintain our   exemption from registration under the Investment Company Act of 1940, as amended. For a discussion of the risks and uncertainties which could cause actual results to   differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports   on Form 10-Q. We do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking   statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law.   We routinely post important information for investors on our website, www.annaly.com. We intend to use this webpage as a means of disclosing material, non-public   information, for complying with our disclosure obligations under Regulation FD and to post and update investor presentations and similar materials on a regular basis.   Annaly encourages investors, analysts, the media and others interested in Annaly to monitor the Investors section of our website, in addition to following our press   releases, SEC filings, public conference calls, presentations, webcasts and other information we post from time to time on our website. To sign-up for email-notifications,   please visit the “Email Alerts” section of our website, www.annaly.com, under the “Investors” section and enter the required information to enable notifications. The   information contained on, or that may be accessed through, our webpage is not incorporated by reference into, and is not a part of, this document.   Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to   making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the   responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. To the extent that this material   contains reference to any past specific investment recommendations or strategies which were or would have been profitable to any person, it should not be assumed that   recommendations made in the future will be profitable or will equal the performance of such past investment recommendations or strategies.   Non-GAAP Financial Measures   This presentation includes certain non-GAAP financial measures, including core earnings metrics, which are presented both inclusive and exclusive of the premium   amortization adjustment (“PAA”). We believe the non-GAAP financial measures are useful for management, investors, analysts, and other interested parties in evaluating   our performance but should not be viewed in isolation and are not a substitute for financial measures computed in accordance with U.S. generally accepted accounting   principles (“GAAP”). In addition, we may calculate non-GAAP metrics, which include core earnings, and the PAA, differently than our peers making comparative   analysis difficult. Please see the section entitled “Non-GAAP Reconciliations” in the attached Appendix for a reconciliation to the most directly comparable GAAP   financial measures.   2

Overview

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Annaly is a Leading Diversified Capital Manager   4   Source: Bloomberg and Company filings. Market data as of January 31, 2019. Financial data as of December 31, 2018.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   The Annaly Middle Market Lending Group provides   financing to private equity backed middle market   businesses across the capital structure   The Annaly Commercial Real Estate Group originates and   invests in commercial mortgage loans, securities and other   commercial real estate debt and equity investments   The Annaly Residential Credit Group invests in Non-   Agency residential mortgage assets within the   securitized product and whole loan markets   The Annaly Agency Group invests in Agency MBS   collateralized by residential mortgages which are   guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae   Assets(1) $105.3bn   Capital(2) $9.3bn   Sector Rank(3) #1/5   Strategy Countercyclical / Defensive   Levered Returns(4) 10% – 12%   Assets(1) $3.3bn   Capital(2) $1.3bn   Sector Rank(3) #7/17   Strategy Cyclical / Growth   Levered Returns(4) 9% – 12%   Assets(1) $2.5bn   Capital(2) $0.9bn   Sector Rank(3) #5/12   Strategy Cyclical / Growth   Levered Returns(4) 9% – 12%   Assets $1.9bn   Capital(2) $1.4bn   Sector Rank(3) #7/44   Strategy Non-Cyclical / Defensive   Levered Returns(4) 10% – 13%   Represents credit business   Assets: $113.0bn(1)   Market Cap: $14.6bn

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Annaly achieved a number of significant strategic milestones since the beginning of 2018   Recent Accomplishments   5   Source: Bloomberg and Company filings.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   AcquisitionsBusiness Expansion and Diversification   of whole loans, CMBS and   equity assets originated or   purchased in 2018, an increase   of 65% year-over-year(1)   of incremental financing   capacity across the three   credit businesses since the   beginning of 2018(2)   May 2018(4)   $906 Million   Acquisition of   MTGE   Investment Corp.   $4.2 Billion $2.4 Billion   of capital dedicated to credit   assets at the end of 2018(3),   an increase from 24% at the   end of 2017   28%   Origination Financing Capital to Credit   Market Leading Capital Raises   January 2018   $425 Million   6.50% Series G Fixed-to-Floating   Rate Cumulative Redeemable   Preferred Stock   September 2018   $877 Million   Common Equity Follow-On   January 2019   $840 Million   Common Equity Follow-On   Since the beginning of 2018,   Annaly has raised nearly   $3 billion of equity through   three successful capital   markets offerings, a   transformative acquisition   and our at-the-market sales   program(5)

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Recent initiatives and acknowledgements demonstrate Annaly’s continued focus on Corporate Responsibility   Recent Corporate Responsibility Enhancements   6   Note: For more information and to review the complete Press Releases referenced above, please visit www.annaly.com/investors.   Corporate Governance   Corporate Governance   Enhancements Related to Board   Declassification and Refreshment   December 13, 2018   “We believe that continually   refreshing the framework of our   governance practices and oversight   ensures fairness and transparency and   will contribute to increased value to   our shareholders over the long   term…enhancing our Board   refreshment policy increases the   accountability of our Board, and   reflects management’s and the Board’s   efforts to proactively respond to the   input of our global investor base and   address important initiatives relating   to the best practices of corporate   governance.”   – Kevin Keyes   Chairman, CEO & President   Responsible Investments   “We are excited to announce our   second social impact venture with   Capital Impact Partners. Our   commitment is aimed at improving   economic opportunity while helping to   preserve and protect affordable   housing and foster education in   Washington, D.C…Housing and   educational opportunity are   fundamental to the economic health of   individuals and communities. We are   proud of this Venture and look   forward to continuing to deliver long-   term benefits and diversified returns   to our shareholders through our social   impact investment strategies.”   – Kevin Keyes   Chairman, CEO & President   &   Announce Launch of Second Social   Impact Investing Joint Venture   January 16, 2019   Gender Diversity   Recognized in   Bloomberg Gender-Equality Index   for Second Consecutive Year   January 16, 2019   “Annaly is honored to again be   recognized in the Bloomberg Gender-   Equality Index for our commitment to   balanced representation across our   Firm…Diversity and inclusion   continue to be core values at Annaly,   reflected in our culture, policies and   practices, and we know that all   dimensions of diversity enhance our   overall performance, creating   incremental value for our   shareholders. This recognition…is   further acknowledgement of the broad   efforts that Annaly continues to make   across our Environmental, Social and   Governance practices.”   – Kevin Keyes   Chairman, CEO & President   Expands Board with Election of   Kathy Hopinkah Hannan   February 13, 2019   “We are excited to welcome Kathy to   our Board of Directors and look   forward to benefiting from her   significant experience in tax and   accounting, financial reporting and   controls, Board effectiveness and   corporate governance…Kathy is a   proven thought leader with a track   record of success and valued financial,   governance and corporate advisory   experience that will be a tremendous   benefit to Annaly’s Management and   shareholders. In addition, Kathy’s   leadership on topics of gender   equality, ethics and mentorship align   with Annaly’s broader ESG   initiatives.”   – Kevin Keyes   Chairman, CEO & President

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   2.08%   2.22%   Q3 2018 Q4 2018   96%   94%   Q3 2018 Q4 2018   Fourth Quarter 2018 Financial Highlights   7   Earnings &   Book Value   Investment   Portfolio   Financing,   Liquidity &   Hedging   Earnings (Loss) per Share Dividend per Share Net Interest Margin   (ex. PAA)*   Book Value per Share   ($1.74) | $0.29   $0.30   $9.39   Capital Allocation(3)   Dividend Yield(1)   12.22%   Core   (ex. PAA)*GAAP   Financing & Liquidity Average Cost of Funds(6)Economic Leverage   $900mm   of credit facility   capacity added since   beginning of 2018(4)   $7.7bn   of unencumbered   assets   Hedge Ratio(5)   $113.0bn   Total Portfolio(2)   $14.1bn   Total Stockholders’ Equity   Yield on Interest   Earning Assets (ex-PAA)*   Source: Company filings. Financial data as of December 31, 2018, unless otherwise noted. * Represents a non-GAAP financial measure; see Appendix.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Total Hedge Portfolio   $93bn   Hedge portfolio   includes $70bn of   swaps, $4bn of   swaptions and   $19bn of futures   contracts   6.7x   7.0x   Q3 2018 Q4 2018   3.22%   3.38%   Q3 2018 Q4 2018   Net Interest Margin   Agency   72%   AMML   11%   ARC   10%   ACREG   7%   Credit   28%   1.49%   1.34%   Q3 2018 Q4 2018   1.50% 1.49%   Q3 2018 Q4 2018

Investment Highlights

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   The diversification, scale and liquidity of Annaly’s established investment platform provide a   unique opportunity in today’s markets   Annaly Advantages   9   Source: Bloomberg, SNL Financial and Company filings.   Note: Market data as of January 31, 2019. Financial data as of December 31, 2018 unless otherwise noted.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Size & Scale   Diversification   Efficiency of   the Model   Liquidity &   Financing   Disciplined   Consolidator   ESG Focus   Outperformance   ~28x the market   capitalization of   the median   mREIT   37 available   investment   options is nearly   3x more than   Annaly had in   2013(1) and over 4x   more than the   current mREIT   average   Annaly operates at   significantly lower   expense levels than other   Yield Sectors; 2x more   efficient than   mREIT average(2)   Annaly utilizes a   multitude of funding   sources and has   $7.7bn of   unencumbered assets   3 transformational   acquisitions, with combined   deal value of ~$3.3bn(3)   3 new   Independent   Directors added since the   beginning of 2018; Adopted   Declassified Board structure(4);   Board Refreshment Policy;   2nd Social Impact   Venture launched   Annaly’s total return of 83% since   diversification strategy began(1) is 1.3x   higher than the S&P 500 and 2.3x higher   than Yield Sectors

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   –   $1.00   $2.00   $3.00   $4.00   $5.00   $6.00   8   9   10   11   12   13   14   15   Dec-15 Mar-16 Jun-16 Sep-16 Dec-16 Feb-17 May-17 Aug-17 Nov-17 Feb-18 Apr-18 Jul-18 Oct-18 Jan-19   Since January 2016, Annaly has grown its market cap by $5.7 billion, or 64%, and declared over $4.2 billion in dividends to   shareholders amidst a market backdrop where the Fed has raised rates 8 times and the 2s-10s curve has flattened by 86%   Annaly Advantages | Size & Scale Drive Performance Even in Challenging Markets   10   Source: Bloomberg and Company filings. Market data shown from December 31, 2015 to January 31, 2019.   Note: Cumulative dividends reflects common and preferred dividends.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Market Cap Cumulative Dividends Declared(2)2s-10s Federal Funds Rate(3)   121.8 bps   $8.9bn   $4.2bn   0.25%-0.50%   0.75%-1.00%   1.00%-1.25%   1.75%-2.00%   2.00%-2.25%   2.25%-2.50%   0.50%-0.75%   1.25%-1.50%   1.50%-1.75%   17.0 bps   $14.6bn   55%   $14.6bn   Total   Return(1)   Market   Cap   January 31, 2019

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   $0.1 | N/A   $0.9 | 1,304%   $1.6 | 76%   $1.9 | 365%   $0.5 | (73%)   $0.5 | 2%   $1.2 | 126%$0.4 | 142%   $0.4 | 1%   $0.8 | 86%   $1.4 | 82%   $2.3 | 301%   $1.0 | (58%)   $2.2 | 123%   $4.2 | 65%   2015 2016 2017 2018   ARC ACREG AMML   Annaly Advantages | Diversification Allows for Optionality   11   Annaly continues to successfully implement its diversification strategy by originating high quality assets with   compelling valuations and structures   Source: Company filings. Financial data as of December 31, 2018.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.    Annaly originated or purchased $4.2 billion of whole loans, commercial mortgage-backed securities and real estate equity across its   three credit businesses in 2018(1), an increase of 65% year-over-year(2)    The deliberate growth in credit activity in 2018 was driven by:   – Expansion of unique partnership channels, enabling Residential Credit to purchase $1.3 billion of residential whole loans   – Increased focus by Middle Market Lending to lead and take larger investment positions in non-cyclical, high credit quality deals,   most notably a $445 million senior secured, private equity-sponsored credit facility (50% retained post-syndication)   – Enhanced regional origination presence and expanded capital markets efforts, enabling Commercial Real Estate to close over   $1.2 billion of commercial assets, an increase of 126% year-over-year   Annual Credit Assets Deployed ($bn)(1)(3)   Totals ($bn) | YoY Increase   (2)

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   53.9%   84.8%   50.1%   27.4%   12.0%   6.2% 3.6% 1.8%   S&P 500 Consumer Staples Utilities Select Financials MLPs Equity REITs mREIT Peers NLY   Yield Sectors(2): 36.1%   20.7%   17.6%   14.5%   27.6%   16.5%   30.1%   47.9%   61.2%   S&P 500 Consumer Staples Utilities Select Financials MLPs Equity REITs mREIT Peers NLY   Yield Sectors(2): 21.3%   Annaly continues to further scale its diversified platform while operating more efficiently   than Yield Sectors and mREIT peers   OpEx as % of Average Equity(1)   Annaly Advantages | Efficiency of Annaly’s Model Helps Drive Performance   LTM Pre-Tax Margin(3)   12   Source: Bloomberg and Company filings. Financial data as of September 30, 2018.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.    Robust Margin Structure: Annaly’s high   LTM pre-tax margin demonstrates the   efficiency of its model    Efficiency: More efficient than the S&P   500, Yield Sectors and mREIT peers by   30x, 20x and 2x, respectively

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Annaly’s diversified financing sources and liquidity provide the Company with unique competitive advantages   Annaly Advantages | Diversified Financing Enhances Liquidity   13   Source: Company filings. Financial data as of December 31, 2018.   Note: Diagram is not representative of Annaly’s entire list of financing options.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.    Achieved financing diversification through four residential   whole loan securitizations for an aggregate $1.5 billion since the   beginning of 2018(1)    Expanded direct repo relationships with key counterparties    $3.6 billion line with FHLB(2) provides attractive terms    Added $900 million of credit financing capacity through   three new facilities and upsizing of existing facilities since   the beginning of 2018(3)    Remain ~75% less levered across our credit businesses   than peers(4)   Total Capitalization Financing Options   Common Equity   $12.3bn   Preferred Equity $1.8bn   Secured Financing(6)   $2.6bn   FHLB(2)   $3.6bn   Agency,   Non-Agency &   CMBS Repo   $80.4bn   12/31/2018: $100.7bn(5) Available Financing   Options   Agency   Residential   Credit   Commercial   Real Estate   Middle Market   Lending   In-House Broker-Dealer    Street Repo      Direct Repo    FHLB      Credit Facilities /   Warehouse Financing     Non-Recourse   Term Financing(7)      Syndication     Mortgage Financing    Preferred Equity       Common Equity    

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   0.84x 0.82x   0.98x   0.92x 0.91x   0.94x   1.19x   1.04x   Agency Peers Hybrid Peers Commercial Peers mREIT Total   4/8/2016 1/31/2019   Since Annaly announced the acquisition of Hatteras Financial Corp. in April 2016, the number of mREITs has decreased by   23% while the sector market capitalization has grown ~$19 billion(1), or 41%, and P/TBV multiples expanded by 13%   Annaly Advantages | Proven Track Record as a Disciplined Consolidator   14   Source: Bloomberg and company filings as of September 30, 2018. Market data as of January 31, 2019.   Note: Excludes commercial mREITs SACH and RASF as SACH was not publicly traded in April 2016 and RASF currently has negative common equity.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Price to Tangible Book Value (“P/TBV”) Multiple Expansion (April 2016 vs. January 2019)   Annaly has announced two acquisitions since April 2016,   representing 20% of mREIT M&A activity(2)   Number of companies acquired within each mREIT sector since April 2016(3)   3 1 6 10   MTGE Investment   Corp.

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Annaly takes into account Environmental, Social and Governance factors that contribute to our ability to drive   positive impacts and deliver attractive risk-adjusted returns over the long term   Annaly Advantages | ESG Focus Embedded in Annaly’s Culture   15    Annaly promotes practices at our corporate   headquarters that contribute to   environmental sustainability   Environmental   Social   Governance    Our people are our greatest asset    We are committed to a culture of ownership,   inclusion and excellence that promotes our   employees’ engagement, development and   full potential    Our investments finance housing across the   country and support the vitality of local   communities and the economy    Annaly is committed to maintaining robust   governance practices that benefit the long-   term interests of our shareholders    Internal campaign to raise awareness and engagement with our   employees regarding sustainability and use of resources    Initiated an extensive energy audit to more thoroughly track and monitor   our impact and energy use    Invested nearly $430 million in environmentally friendly buildings and   businesses(1)    Inclusion in 2018 and 2019 Bloomberg Gender-Equality Index    40% of Managing Director promotions and 50% of additions to Annaly’s   Operating Committee since 2015 were women    Expanded parental leave and dependent support programs    Since 2015, we have delivered 10 different learning and development   programs that are available to 100% of our employees    Two social impact JVs totaling $50 million of commitments with Capital   Impact Partners(2)    ~750,000 homes financed by Annaly for Americans and their families(3)    Added three new Independent Board members since 2018: 83% of the   Board is independent; 42% of the Board are women(4), which compares to   25% on average for the S&P 500(5)    Enhanced disclosure in 2018 proxy; ~94% approval on Say-on-Pay    Adopted Board Refreshment policy requiring that an Independent   Director may not stand for re-election following the earlier of the   Director’s 12th anniversary of service or 73rd birthday    Amended bylaws to declassify the Board of Directors beginning at the   annual meeting in 2019(6)   Principles Recent Initiatives   Note: Company statistics as of December 31, 2018, unless otherwise noted.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   83%   68%   62% 63%   52%   42% 43%   (23%)   Total Return(1)   Annaly Advantages | Outperformance and Relative Valuation   Source: Bloomberg, Company Filings as of September 30, 2018. Market data as of January 31, 2019.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Annaly’s low beta and strong performance have resulted in outsized risk-adjusted returns since the beginning of 2014   Yield Sectors(2): 36%   BetaTreynor Ratio(3): Performance vs. Beta   19.6   12.9   7.6   10.2   9.2   6.4   5.4   (7.4)   Yield Sectors(2): 4.8   0.52   0.65   1.00   0.75   0.68   0.76   1.11   0.99   Yield Sectors(2): 0.86   16

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Annaly is positioned to capitalize on industry and macro trends   Annaly’s Opportunity   17   Industry / Macro Factors   Fed Exit   GSE Risk Sharing   Banks Outsourcing Credit   Private Equity Needs   Partners   Agency   Residential Credit   Commercial Real Estate   Middle Market Lending   Annaly’s Business Annaly Positioning Provides    Permanent Capital Solution    Efficient Shared Capital Model    Low Beta as Volatility Increases    High Margin Platform    Stable and Diversified Cash Flows    Consolidator of Smaller, Less   Efficient Platforms

Business Update

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   High   Quality   Spec   34%   Med Quality Spec   33%   40+   WALA   17%   Generic   16%   Agency | Portfolio Summary   19   Note: Data as of December 31, 2018. Percentages based on fair market value and may not sum to 100% due to rounding.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.    Annaly Agency Portfolio: $105.3 billion in assets at the end of Q4 2018, a decrease of 2% from Q4 2017    The portfolio mix was comprised of over 90% 30-year fixed rate securities, as we believe these offer the most attractive risk-adjusted   returns in the Agency MBS market   – Steadily shifted the portfolio towards higher coupons in Q4 2018    Levered returns improved as a result of runoff and turnover at more attractive spreads   – Diversified into Agency CMBS, which were attractive relative to the single-family sector for much of the year    ~84% of the portfolio was positioned in securities with attractive convexity profiles at the end of Q4 2018   Total Dedicated Capital: $9.3 billion(1)   Asset Type(1) Pass Through Coupon Type Portfolio Quality(2)   30Yr+:   92%   15 & 20Yr:   8%   <=3.0%   2%   3.5%   24%   4.0%   43%   >=4.5%   23%   <=3.0%   4%   3.5%   2%   >=4.0%   2%   ARM/HECM   5%   DUS   2%   IO/IIO/CMO/   MSR   1%   15yr   5%   20yr   3%   30yr   84%

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Residential Credit | Portfolio Summary   20   Note: Data as of December 31, 2018, unless otherwise noted. Portfolio statistics and percentages are based on fair market value and reflect economic interest in securitizations. Prime Jumbo and Prime classifications include the   economic interest of certain positions that are classified as Residential Mortgage Loans within our Consolidated Financial Statements. Percentages may not sum to 100% due to rounding.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.    Annaly Residential Credit Portfolio: $3.3 billion at the end of Q4 2018, an increase of 17% from Q4 2017(1)    Closed three residential whole loan securitizations during 2018 for an aggregate $1.1 billion   – Subsequent to year end, priced a fourth securitization of $394 million which settled in Q1 2019   – These transactions establish Annaly as a programmatic residential MBS issuer    Residential whole loans continued to be the largest area of growth, with acquisitions increasing approximately 76% year-over-year   – Purchased $1.3 billion of residential whole loans in 2018 through unique partnership channels   – Executed call rights on three legacy securitizations during the year, gaining access to $313 million of high-quality seasoned loans   Total Dedicated Capital: $1.3 billion   Sector Type(1)(2) Coupon Type(1) Effective Duration(1)   Agency CRT   16%   Private Label   CRT   1%   Prime   17%   Alt A   6%   Subprime   12%   NPL   <1%   Prime   Jumbo   8%   Prime   Jumbo IO   1%   WL   39%   <2 yrs   58%   2-3 yrs   13%   3-4 yrs   7%   4-5 yrs   4%   >5yr   18%   Fixed   35%   Fixed   <2 yrs   12%   Floating   29%   ARM   18%   IO   <6%

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   AAA CMBS   1%   Mezzanine   26%   Whole Loan(4)   32%   Equity(3)   26%   ESG(1) 3%   Other(2)   3%   Credit   CMBS   9%   Commercial Real Estate | Portfolio Summary    Annaly Commercial Real Estate Portfolio: $2.5 billion in assets at the end of Q4 2018, an increase of 24% from Q4 2017    Enhanced regional origination presence and expanded capital markets efforts enabled Commercial Real Estate to close over $1.2   billion of commercial assets in 2018, an increase of ~126% from Q4 2017 across the portfolio    Noteworthy deals closed in 2018 include:    Originated a $185 million floating-rate whole loan secured by a Class-A office tower in Dallas, Texas    Acquired a ~$100 million controlling interest in a CMBS trust secured by a pool of full service hotels across 16 states    Extended an existing credit facility and further reduced facility pricing during Q4 2018 to maintain competitiveness in debt   origination secured by high quality assets   Total Dedicated Capital: $0.9 billion   Asset Type Sector Type Geographic Concentration(5)   Note: Data as of December 31, 2018. Portfolio statistics and percentages are based on economic interest and excludes consolidated VIE positions. Percentages may not sum to 100% due to rounding.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Hotel   5%   Healthcare   7%   Industrial   2%   Multifamily   22%   Other   6%   Office   26%   Retail   32%   CA   13%   Other   37%   DC   8%   VA   9%   TX   13%   NY   20%   21

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   26%   13%   6%   5%5%   4%   4%   3%   33%   Middle Market Lending | Portfolio Summary   Note: Data as of December 31, 2018. Percentages based on amortized cost and may not sum to 100% due to rounding.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.    Annaly Middle Market Lending Portfolio: $1.9 billion in assets at the end of Q4 2018, an increase of 87% from Q4 2017    Given evolving market conditions, the portfolio shifted towards more first lien investments while maintaining outsized returns   – Portfolio split of 71% first lien and 29% second lien at year end    Increased focus on lead arranger opportunities and more concentrated positions in defensive, non-discretionary, niche industries   including five lead agent transactions with average facility sizes of $200 million in 2018    New investment activity outpaced paydowns during Q4 2018   – $526 million of new investments with unlevered yield of ~9%(1)   – $143 million of paydowns(2)    Subsequent to year end, improved terms and access to financing through additional $200 million credit facility that closed in   January 2019   Total Dedicated Capital: $1.4 billion   Lien Position Industry(3) Loan Size(4)   $0mm -   $20mm   18%   $20mm -   $40mm   16%   $40mm -   $60mm   24%   $60mm+   42%   Management & Public Relations Services Computer Programming & Data Processing   Metal Cans & Shipping Containers   Engineering, Architectural, and Surveying   Public Warehousing & Storage Telephone Communications   Offices & Clinics of Doctors   Surgical, Medical and Dental Instruments & Supplies   Other   1st Lien   71%   2nd Lien   29%   22

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Performance Highlights and Trends   23   Unaudited   * Represents a non-GAAP financial measure; see Appendix.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   For the quarters ended   12/31/2018 9/30/2018 6/30/2018 3/31/2018 12/31/2017   GAAP net income (loss) per average common share   (1)   ($1.74) $0.29 $0.49 $1.12 $0.62   Core earnings (excluding PAA) per average common share*   (1)   $0.29 $0.30 $0.30 $0.30 $0.31   Core earnings per average common share*   (1)   $0.26 $0.29 $0.30 $0.41 $0.30   PAA cost (benefit) per average common share   (2)   $0.03 $0.01 $0.00 ($0.11) $0.01   Dividends declared per common share $0.30 $0.30 $0.30 $0.30 $0.30   Book value per common share   (3)   $9.39 $10.03 $10.35 $10.53 $11.34   Annualized GAAP return (loss) on average equity (62.05%) 10.73% 17.20% 36.86% 20.58%   Annualized core return on average equity (excluding PAA)* 11.48% 10.85% 11.05% 10.70% 10.67%   Net interest margin 1.34% 1.49% 1.53% 1.94% 1.47%   Net interest margin (excluding PAA)* 1.49% 1.50% 1.56% 1.52% 1.51%   Leverage, at period-end   (4)   6.3x 5.9x 6.0x 6.1x 5.7x   Economic leverage, at period-end   (5)   7.0x 6.7x 6.4x 6.5x 6.6x   Credit portfolio as a percentage of stockholders' equity   (6)   28% 30% 28% 26% 24%

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Performance Highlights and Trends (cont’d)   24   Unaudited, dollars in thousands   For the quarters ended   12/31/2018 9/30/2018 6/30/2018 3/31/2018 12/31/2017   Agency mortgage-backed securities $90,752,995 $89,290,128 $86,593,058 $88,579,097 $90,551,763   Credit risk transfer securities 552,097 688,521 563,796 628,942 651,764   Non-Agency mortgage-backed securities 1,161,938 1,173,467 1,006,785 1,066,343 1,097,294   Commercial mortgage-backed securities 156,758 186,495 315,050 264,810 262,751   Total Securities $92,623,789 $91,338,611 $88,478,689 $90,539,192 $92,563,572   Residential mortgage loans $1,359,806 $1,217,139 $1,142,300 $974,577 $958,546   Commercial real estate debt and preferred equity 1,296,803 1,435,865 1,251,138 1,081,295 1,029,327   Loans held for sale 42,184 42,325 42,458 - -   Corporate debt 1,887,182 1,528,874 1,256,276 1,152,745 1,011,275   Total Loans $4,585,975 $4,224,203 $3,692,172 $3,208,617 $2,999,148   Mortgage servicing rights $557,813 $588,833 $599,014 $596,378 $580,860   Residential mortgage loans transferred or pledged to securitization vehicles $1,094,831 $765,876 $523,857 $561,108 $479,776   C mmercial real estate debt investments transferred or pledged to securitization vehicles 2,738,369 3,521,945 2,542,413 2,695,513 2,826,357   Assets transferred or pledged to securitization vehicles $3,833,200 $4,287,821 $3,066,270 $3,256,621 $3,306,133   Real estate, net $739,473 $753,014 $477,887 $480,063 $485,953   Total residential and commercial investments $102,340,250 $101,192,482 $96,314,032 $98,080,871 $99,935,666

Appendix: Non-GAAP Reconciliations

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Non-GAAP Reconciliations   26   Beginning with the quarter ended September 30, 2018, the Company updated its calculation of core earnings and related metrics to reflect   changes to its portfolio composition and operations, including the acquisition of MTGE in September 2018. Compared to prior periods, the   revised definition of core earnings includes coupon income (expense) on CMBX positions (reported in Net gains (losses) on other derivatives) and   excludes depreciation and amortization expense on real estate and related intangibles (reported in Other income (loss)), non-core income (loss)   allocated to equity method investments (reported in Other income (loss)) and the income tax effect of non-core income (loss) (reported in Income   taxes). Prior period results have not been adjusted to conform to the revised calculation as the impact in each of those periods is not material.   The Company calculates “core earnings”, a non-GAAP measure, as the sum of (a) economic net interest income, (b) TBA dollar roll income and   CMBX coupon income, (c) realized amortization of MSRs, (d) other income (loss) (excluding depreciation and amortization expense on real estate   and related intangibles, non-core income allocated to equity method investments and other non-core components of other income (loss)), (e)   general and administrative expenses (excluding transaction expenses and non-recurring items) and (f) income taxes (excluding the income tax   effect of non-core income (loss) items), and core earnings (excluding PAA), which is defined as core earnings excluding the premium   amortization adjustment representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in   estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities.

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Non-GAAP Reconciliations (cont’d)   27   * Represents a non-GAAP financial measure.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Unaudited, dollars in thousands except per share amounts   For the quarters ended   12/31/2018 9/30/2018 6/30/2018 3/31/2018 12/31/2017   GAAP to Core Reconciliation   GAAP net income (loss) ($2,254,872) $385,429 $595,887 $1,327,704 $746,771   Net income (loss) attributable to non-controlling interests 17 (149) (32) (96) (151)   Net income (loss) attributable to Annaly ($2,254,889) $385,578 $595,919 $1,327,800 $746,922   Adjustments to excluded reported realized and unrealized (gains) losses:   Realized (gains) losses on termination of interest rate swaps - (575) - (834) 160,075   Unrealized (gains) losses on interest rate swaps 1,313,882 (417,203) (343,475) (977,285) (484,447)   Net (gains) losses on disposal of investments 747,505 324,294 66,117 (13,468) (7,895)   Net (gains) losses on other derivatives 484,872 (94,827) (34,189) 47,145 (121,334)   Net unrealized (gains) losses on instruments measured at fair value through earnings 18,169 39,944 48,376 51,593 12,115   Loan loss provision 3,496 - - - -   Adjustments to exclude components of other (income) loss:   Depreciation and amortization expense related to commercial real estate   (1)   11,000 9,278 - - -   Non-core (income) loss allocated to equity method investments   (2)   (10,307) (2,358) - - -   Non-core other (income) loss   (3)   - 44,525 - - -   Adjustments to exclude components of general and administrative expenses and income taxes:   Transaction expenses and non-recurring items   (4)   3,816 60,081 - 1,519 -   Income tax effect on non-core income (loss) items 3,334 886 - - -   Adjustments to add back components of realized and unrealized (gains) losses:   TBA dollar roll income and CMBX coupon income   (5)   69,572 56,570 62,491 88,353 89,479   MSR amortization   (6)   (18,753) (19,913) (19,942) (21,156) (19,331)   Core earnings* 371,697 386,280 375,297 503,667 375,584   Less:   Premium amortization adjustment (PAA) cost (benefit) 45,472 3,386 7,516 (118,395) 11,367   Core Earnings (excluding PAA)* $417,169 $389,666 $382,813 $385,272 $386,951   Dividends on preferred stock 32,494 31,675 31,377 33,766 32,334   Core Earnings attributable to common shareholders * $339,203 $354,605 $343,920 $469,901 $343,250   Core Earnings (excluding PAA) attributable to common shareholders * $384,675 $357,991 $351,436 $351,506 $354,617   AAP net income (loss) per average common share   (7)   ($1.74) $0.29 $0.49 $1.12 $0.62   Core earnings per average common share   (7)   * $0.26 $0.29 $0.30 $0.41 $0.30   Core earnings (excluding PAA) per average common share   (7)   * $0.29 $0.30 $0.30 $0.30 $0.31   Annualized GAAP return (loss) on average equity (62.05%) 10.73% 17.20% 36.86% 20.58%   Annualized core return on average equity (excluding PAA)* 11.48% 10.85% 11.05% 10.70% 10.67%   To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures   should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. These non-GAAP measures provide additional detail to enhance investor   understanding of the Company’s period-over-period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers.   Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP results are provided below and on the next page.

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Non-GAAP Reconciliations (cont’d)   28   * Represents a non-GAAP financial measure.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Unaudited, dollars in thousands   For the quarters ended   12/31/2018 9/30/2018 6/30/2018 3/31/2018 12/31/2017   Premium Amortization Reconciliation   Premium amortization expense $220,131 $187,537 $202,426 $95,832 $203,951   Less:   PAA cost (benefit) $45,472 $3,386 $7,516 ($118,395) $11,367   Premium amortization expense (excluding PAA) $174,659 $184,151 $194,910 $214,227 $192,584   Interest Income (excluding PAA) Reconciliation   GAAP interest income $859,674 $816,596 $776,806 $879,487 $745,423   PAA cost (benefit) $45,472 $3,386 $7,516 ($118,395) $11,367   Interest income (excluding PAA)* $905,146 $819,982 $784,322 $761,092 $756,790   Economic Interest Expense Reconciliation   GAAP interest expense $586,774 $500,973 $442,692 $367,421 $318,711   Add:   Net interest component of interest rate swaps   (1)   (65,889) (51,349) (31,475) 48,160 73,957   Economic interest expense*   (1)   $520,885 $449,624 $411,217 $415,581 $392,668   Economic Net Interest Income (excluding PAA) Reconciliation   Interest income (excluding PAA) $905,146 $819,982 $784,322 $761,092 $756,790   Less:   Economic interest expense*   (1)   520,885 449,624 411,217 415,581 392,668   Economic net interest income (excluding PAA)*   (1)   $384,261 $370,358 $373,105 $345,511 $364,122   Economic Metrics (excluding PAA)   Average interest earning assets $107,232,861 $101,704,957 $102,193,435 $101,979,042 $100,247,589   Interest income (excluding PAA)* $905,146 $819,982 $784,322 $761,092 $756,790   Average yield on interest earning assets (excluding PAA)* 3.38% 3.22% 3.07% 2.99% 3.02%   Average interest bearing liabilities $91,746,160 $86,638,082 $87,103,807 $87,376,452 $85,992,215   Economic interest expense*   (1)   $520,885 $449,624 $411,217 $415,581 $392,668   Average cost of interest bearing liabilities   (1)   2.22% 2.08% 1.89% 1.90% 1.83%   Economic net interest income (excluding PAA)*   (1)   $384,261 $370,358 $373,105 $345,511 $364,122   Net interest spread (excluding PAA)* 1.16% 1.14% 1.18% 1.09% 1.19%   Interest income (excluding PAA)* $905,146 $819,982 $784,322 $761,092 $756,790   TBA dollar roll income and CMBX coupon income   (2)   69,572 56,570 62,491 88,353 89,479   Interest expense (586,774) (500,973) (442,692) (367,421) (318,711)   Net interest component of interest rate swaps 65,889 51,349 31,475 (48,160) (82,271)   Subtotal $453,833 $426,928 $435,596 $433,864 $445,287   Average interest earning assets $107,232,861 $101,704,957 $102,193,435 $101,979,042 $100,247,589   Average TBA contract and CMBX balances   (2)   14,788,453 12,216,863 9,407,819 12,050,341 17,509,691   Subtotal $122,021,314 $113,921,820 $111,601,254 $114,029,383 $117,757,280   Net interest margin (excluding PAA)* 1.49% 1.50% 1.56% 1.52% 1.51%

Glossary and Endnotes

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Glossary   30   *Represents constituents as of January 31, 2019.   ACREG: Refers to Annaly Commercial Real Estate Group   Agency Peers: Represents companies comprising the Agency sector   within the BBREMTG Index*   AMML: Refers to Annaly Middle Market Lending Group   ARC: Refers to Annaly Residential Credit Group   BBREMTG: Represents the Bloomberg Mortgage REIT Index*   Beta: Represents Bloomberg’s ‘Overridable Adjusted Beta’ which   estimates the degree to which a stock’s price will fluctuate based on   a given movement in the representative market index, calculated   over a two-year historical period as of the date indicated. S&P 500 is   used as the relative index for the calculation   Commercial Peers: Represents companies comprising the   commercial sector within the BBREMTG Index*   Consumer Staples: Represents the S5CONS Index*   CRT: Refers to credit risk transfer securities   Equity REITs: Represents the RMZ Index*   ESG: Refers to Environmental, Social and Governance   FHLB: Refers to the Federal Home Loan Bank   GSE: Refers to government sponsored enterprise   Hybrid Peers: Represents companies comprising the hybrid sector   within the BBREMTG Index*   MLPs: Represents the Alerian MLP Index*   mREITs or mREIT Peers: Represents the BBREMTG Index*   S&P 500: Represents the S&P 500 Index*   Select Financials: Represents an average of companies in the   S5FINL Index with dividend yields greater than 50 basis points   higher than the S&P 500 dividend yield as of January 31, 2019   Unencumbered Assets: Representative of Annaly’s excess liquidity   and are defined as assets that have not been pledged or securitized   (generally including cash and cash equivalents, Agency MBS, CRT,   Non-Agency MBS, residential mortgage loans, MSRs, reverse   repurchase agreements, CRE debt and preferred equity, corporate   debt, other unencumbered financial assets and capital stock)   Utilities: Represents the Russell 3000 Utilities Index*   Yield Sectors or Yield Sector Peers: Representative of Consumer   Staples, Equity REITs, MLPs, Select Financials and Utilities

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Endnotes   31   Page 4   1. Agency assets include to be announced (“TBA”) purchase contracts (market value) and mortgage   servicing rights (“MSRs”). Residential Credit and Commercial Real Estate assets exclude   securitized debt of consolidated variable interest entities (“VIEs”).   2. Represents the capital allocation for each of the four investment groups and is calculated as the   difference between assets and related financing. Includes TBA purchase contracts, excludes non-   portfolio related activity and varies from total stockholders’ equity.   3. Sector rank compares Annaly dedicated capital in each of its four investment groups as of   December 31, 2018 (adjusted for P/B as of January 31, 2019) to the market capitalization of the   companies in each respective comparative sector as of January 31, 2019. Comparative sectors used   for Agency, Commercial Real Estate and Residential Credit ranking are their respective sector   within the BBREMTG Index as of January 31, 2019. Comparative sector used for Middle Market   Lending ranking is the S&P BDC Index as of January 31, 2019.   4. Levered return assumptions are for illustrative purposes only and attempt to represent current   market asset returns and financing terms for prospective investments of the same, or of a   substantially similar, nature in each respective group.   Page 5   1. Includes unfunded commitments of $161mm. Year-over-year increase excludes loans acquired   through securitization call rights and assets onboarded in connection with the MTGE acquisition.   2. $2.4bn of financing capacity includes $1.5bn in residential whole loan securitizations ($1.1bn   closed in 2018 and $394mm closed subsequent to year end in January 2019) and $900mm in   additional credit facility capacity ($700mm closed in 2018 and $200mm closed subsequent to year   end in January 2019).   3. Dedicated capital includes TBA purchase contracts, excludes non-portfolio related activity and   varies from total stockholders’ equity.   4. Reflects announcement date of the MTGE acquisition, which closed in September 2018.   5. ~$3bn of equity includes: (1) $425mm raised through a preferred equity offering in January 2018;   (2) $877mm raised through a common equity offering in September 2018; (3) $840mm raised   through a common equity offering in January 2019; (4) $456mm of equity issued as partial merger   consideration and $55mm of preferred equity assumed in connection with the MTGE acquisition   in September 2018; and (5) $251mm raised through the Company’s at-the-market sales program   for its common stock, which was entered into in January 2018. These amounts exclude any   applicable underwriting discounts and other estimated offering expenses. The September 2018   and January 2019 common equity offerings include the underwriters’ full exercise of their   overallotment option to purchase additional shares of stock.   Page 7   1. Based on annualized Q4 2018 dividend of $0.30 and a closing price of $9.82 on December 31, 2018.   2. Total portfolio excludes securitized debt of consolidated VIEs.   3. Capital allocation includes TBA purchase contracts, excludes non-portfolio related activity and   varies from total stockholders’ equity.   4. Includes $700mm closed in 2018 and $200mm closed subsequent to year end in January 2019.   5. Measures total notional balances of interest rate swaps, interest rate swaptions and futures   relative to repurchase agreements, other secured financing and TBA derivative and CMBX   notional outstanding; excludes MSRs and the effects of term financing, both of which serve to   reduce interest rate risk. Additionally, the hedge ratio does not take into consideration   differences in duration between assets and liabilities.   6. Includes GAAP interest expense and the net interest component of interest rate swaps.   Page 9   1. Data shown since December 31, 2013, which marks the beginning of Annaly’s diversification   efforts, through January 31, 2019.   2. Represents Annaly's operating expense as a percentage of average equity compared to the   BBREMTG Index as of September 30, 2018 annualized. Operating expense is defined as: (i) for   internally-managed peers, the sum of compensation and benefits, G&A and other operating   expenses, and (ii) for externally-managed peers, the sum of net management fees, compensation   and benefits (if any), G&A and other operating expenses.   3. Includes Annaly’s $876mm acquisition of CreXus Investment Corp. (closed May 2013),   $1,519mm acquisition of Hatteras Financial Corp. (closed July 2016) and $906mm acquisition of   MTGE Investment Corp. (closed September 2018).   4. On December 13 2018, the Board unanimously approved and amended its bylaws to declassify   the Board. The amendment provides that Directors will be nominated for election for one-year   terms beginning with the Company’s annual meeting of stockholders in 2019 as their terms   expire. For more information, see the Form 8-K filed December 13, 2018.   Page 10   1. Total return shown since December 31, 2015.   2. The third quarter 2018 common stock dividend is represented as the aggregate $0.30 common   stock dividend comprised of (i) the $0.22174 short period dividend paid on September 6, 2018 in   connection with the MTGE acquisition and (ii) the $0.07826 remaining dividend paid on   September 28, 2018.   3. Line represents the lower bound of the target Fed Funds range.   Page 11   1. Includes unfunded commitments in the year of origination.   2. Year-over-year increase excludes loans acquired through securitization call rights and assets   onboarded in connection with the MTGE acquisition.   3. Represents originated or purchased whole loans, commercial mortgage-backed securities and   equity assets across the credit businesses in each year.   Page 12   1. Represents operating expense as a percentage of average equity for the quarter ended   September 30, 2018 annualized. For Annaly and mREIT Peers, operating expense is defined as:   (i) for internally-managed peers, the sum of compensation and benefits, general and   administrative expenses (“G&A”) and other operating expenses, and (ii) for externally-managed   peers, the sum of net management fees, compensation and benefits (if any), G&A and other   operating expenses. Excludes companies with negative equity or operating expenses as a   percent of average equity in excess of 250%.   2. Represents the average of the Yield Sectors.   3. LTM pre-tax margin is calculated as pre-tax income divided by total revenue or total gross   interest income for each company. Companies with negative pre-tax margins are excluded from   the analysis.   Page 13   1. Includes $1.1bn closed in 2018 (three securitizations) and $394mm closed subsequent to year end   in January 2019 (one securitization).   2. Reflects Annaly's 5-year FHLB financing, which sunsets in February 2021.   3. Includes $700mm closed in 2018 and $200mm closed subsequent to year end in January 2019.   4. Does not include structural leverage.   5. Does not include synthetic financing for TBA contracts.   6. Excludes securitized debt of consolidated VIEs. Total does not include middle market loan   syndications.   7. Includes securitizations.

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Endnotes (cont’d)   32   Page 14   1. Representative of BBREMTG Index as of January 31, 2019 pro forma for pending acquisition of   ORM by RC (announced on November 7, 2018).   2. Reflects the number of Annaly’s acquisitions as a percentage of the number of total acquisitions in   the mREIT sector.   3. Includes M&A transactions that were either announced or closed after April 8, 2016.   Page 15   1. Includes commercial real estate loans or equity investments in buildings with U.S. Green Building   Council’s LEED certification or that have been designated as energy efficient by EnergyStar.   $429mm represents the cumulative commitment value at investment date of Annaly’s commercial   investments, including current and prior investments.   2. Annaly entered into its first social impact investing joint venture with Capital Impact Partners   (“CIP”) in November 2017, in which Annaly’s investment represents $20mm and CIP’s   investment represents $5mm. Annaly entered into its second social impact investing joint venture   with CIP in December 2018, in which Annaly’s commitment represents $20mm and CIP’s   commitment represents $5mm.   3. Represents the estimated number of homes financed by Annaly’s holdings of Agency MBS,   residential whole loans and securities, as well as multi-family commercial real estate loans,   securities and equity investments. The number includes all homes related to securities and loans   wholly-owned by Annaly and a pro-rata share of homes in securities or equity investments that   are partially owned by Annaly.   4. Includes appointment of new Board member Kathy Hopinkah Hannan, PhD, CPA, effective   February 13, 2019.   5. S&P 500 board composition per ISS Corporate Solutions as of January 2019.   6. On December 13, 2018, the Board unanimously approved and amended its bylaws to declassify   the Board. The amendment provides that Directors will be nominated for election for one-year   terms beginning with the Company’s annual meeting of stockholders in 2019 as their terms   expire. For more information, see our public filings, including Form 8-K filed December 13, 2018.   Page 16   1. Total Return represents the total shareholder return for the period beginning December 31, 2013   to January 31, 2019.   2. Represents average of the Yield Sectors.   3. Treynor Ratio defined as the annualized total shareholder return from December 31, 2013   through January 31, 2019 less the average yield on the 10-yr Treasury over the respective period   divided by the beta over the respective period.   Page 19   1. Includes TBA purchase contracts and MSRs.   2. “High Quality Spec” protection is defined as pools backed by original loan balances of up to   $125k, highest LTV pools (CR>125%LTV), geographic concentrations (NY/PR). “Med Quality   Spec” includes $200k loan balance, $175k loan balance, $150k loan balance, high LTV pools (CQ   105-125% LTV) . “40+ WALA” is defined as weighted average loan age greater than 40 months   and treated as seasoned collateral.   Page 20   1. Shown exclusive of securitized residential mortgage loans of a consolidated VIE and loans held   by an affiliated master servicer.   2. Prime classification includes $22.1mm of Prime IO.   Page 21   1. Reflects joint venture interests in a social impact loan investment fund that is accounted for   under the equity method for GAAP.   2. Reflects limited and general partnership interests in a commercial loan investment fund that is   accounted for under the equity method for GAAP.   3. Includes equity investment in health care assets.   4. Includes mezzanine loans for which Commercial Real Estate is also the corresponding first   mortgage lender, B-Notes held for investment and a B-Note held for sale.   5. Other includes 46 states, none of which represents more than 5% of total portfolio value. The   Company looked through to the collateral characteristics of securitizations and equity method   investments.   Page 22   1. Excludes unfunded commitments. Yield calculated net of syndications.   2. Paydowns reflect $115mm in complete payoffs and $29mm in principal amortization.   3. Based on Standard Industrial Classification industry categories.   4. Breakdown based on aggregate dollar amount of individual investments made within the   respective loan size buckets. Multiple investment positions with a single obligor shown as one   individual investment.   Page 23   1. Net of dividends on preferred stock. The quarter ended December 31, 2017 excludes cumulative   and undeclared dividends of $8.3mm on the Company's Series F Preferred stock as of   September 30, 2017.   2. The Company separately calculates core earnings per average common share and core earnings   (ex-PAA) per average common share, with the difference between these two per share amounts   attributed to the PAA cost (benefit) per average common share. As such, the reported value of   the PAA cost (benefit) per average common share may not reflect the result of dividing the PAA   cost (benefit) by the weighted average number of common shares outstanding due to rounding.   3. Book value per common share includes 10.6mm shares of the Company’s common stock that   were pending issuance to shareholders of MTGE Investment Corp. (“MTGE”) at September 30,   2018 in connection with the MTGE acquisition.   4. Debt consists of repurchase agreements, other secured financing, securitized debt and   mortgages payable. Certain credit facilities (included within other secured financing),   securitized debt and mortgages payable are non-recourse to the Company.   5. Computed as the sum of recourse debt, TBA derivative and CMBX notional outstanding and net   forward purchases (sales) of investments divided by total equity. Recourse debt consists of   repurchase agreements and other secured financing (excluding certain non-recourse credit   facilities). Securitized debt, certain credit facilities (included within other secured financing) and   mortgages payable are non-recourse to the Company and are excluded from this measure.   6. Represents CRT securities, non-Agency mortgage-backed securities, residential mortgage loans,   commercial real estate debt investments and preferred equity investments, loans held for sale,   investments in commercial real estate and corporate debt, net of financing.

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.   Endnotes (cont’d)   33   Non-GAAP Reconciliations   Page 27   1. Includes depreciation and amortization expense related to equity method investments.   2. Beginning with the quarter ended September 30, 2018, the Company excludes non-core (income)   loss allocated to equity method investments, which represents the unrealized (gains) losses   allocated to equity interests in a portfolio of MSR, which is a component of Other income (loss).   The quarter ended December 31, 2018 also includes a realized gain on sale within an   unconsolidated joint venture, which is a component of Other income (loss).   3. The quarter ended September 30, 2018 reflects the amount of consideration paid for the   acquisition of MTGE in excess of the fair value of net assets acquired. This amount is primarily   attributable to a decline in portfolio valuation between the pricing and closing dates of the   transaction and is consistent with changes in market values observed for similar instruments   over the same period.   4. Represents costs incurred in connection with the MTGE transaction and costs incurred in   connection with a securitization of residential whole loans for the quarters ended September 30,   2018 and December 31, 2018. Represents costs incurred in connection with a securitization of   residential whole loans for the quarter ended March 31, 2018.   5. TBA dollar roll income and CMBX coupon income each represent a component of Net gains   (losses) on other derivatives. CMBX coupon income totaled $1.2mm for each of the quarters   ended December 31, 2018 and September 30, 2018. There were no adjustments for CMBX   coupon income prior to September 30, 2018.   6. MSR amortization represents the portion of changes in fair value that is attributable to the   realization of estimated cash flows on the Company’s MSR portfolio and is reported as a   component of Net unrealized gains (losses) on instruments measured at fair value.   7. Net of dividends on preferred stock.   Page 28   1. Average cost of interest bearing liabilities represents annualized economic interest expense   divided by average interest bearing liabilities. Average interest bearing liabilities reflects the   average amortized cost during the period. Economic interest expense is comprised of GAAP   interest expense and the net interest component of interest rate swaps. Prior to the quarter ended   March 31, 2018, this metric included the net interest component of interest rate swaps used to   hedge cost of funds. Beginning with the quarter ended March 31, 2018, as a result of changes to   the Company’s hedging portfolio, this metric reflects the net interest component of all interest   rate swaps.   2. CMBX coupon income and average CMBX balances have only been applied to the quarters ended   December 31, 2018 and September 30, 2018. The impact to net interest margin (ex-PAA) in prior   periods was immaterial.